UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2021 (January 28, 2021)

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	STAF	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.08	Shareholder Director Nominations

Staffing 360 Solutions, Inc. (the “Company”) hereby announces that its Board of Directors, at a meeting on January 28, 2021, has established May 18, 2021 at 10:00 a.m., New York time, as the date and time for the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), and has set March 19, 2021 as the record date for the 2021 Annual Meeting. The Company will hold its 2021 Annual Meeting in a virtual-only format due to the public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of the Company’s stockholders, management, directors and employees.

Due to the fact that the date of the 2021 Annual Meeting is more than 30 days prior to the anniversary date of the 2020 Annual Meeting of Stockholders, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.

Pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), stockholders desiring to nominate a director or bring any other business before the 2021 Annual Meeting must notify the Company’s Secretary in writing prior to the later of (a) the 90th day prior to the 2021 Annual Meeting, and (b) the tenth day following the date of the first public announcement of the date of the 2021 Annual Meeting. The 90th day prior to the 2021 Annual Meeting is February 17, 2021, which is later than the tenth day after the filing of this disclosure. Accordingly, stockholder’s notice, to be timely received, must be received by the Company’s Secretary by 5:00 p.m., New York time on February 17, 2021 and must otherwise comply with the requirements set forth in the Bylaws.

Stockholder proposals must comply with the requirements of all applicable laws, including, if applicable, Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in the Company’s proxy materials. The February 17, 2021 deadline will also apply in determining whether a stockholder proposal is submitted timely under Rule 14a-8 and notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act.

Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2021 Annual Meeting or director nomination should be sent to the Company’s Secretary at: Staffing 360 Solutions, Inc., 641 Lexington Avenue, Suite 2701, New York, NY 10022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2021	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer